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                                                                   Exhibit 21.01
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                                        STATE OF
SUBSIDIARY                           INCORPORATION                      D/B/A
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
The Roy Houff Company                   Illinois
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CFX, Inc.                               Florida
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Bay State Florist Supply, Inc.          Massachusetts
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Flower Trading Corporation              Florida
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United Wholesale Florists, Inc.         Arkansas
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United Wholesale Florists of
America, Inc.                           Arkansas
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American Florist Supply, Inc.           Massachusetts                   Johnson's Roses
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Monterey Bay Bouquet, Inc.              California
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Alpine Gem Flower Shippers, Inc.        Montana
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Continental Farms Limited               Florida
(limited partnership)
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Atlantic Bouquet Company Limited        Florida
(limited partnership)
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XL Group, Inc.                          Florida
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Koehler & Dramm, Inc.                   Delaware
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Everflora, Inc.                         New Jersey
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Everflora Miami, Inc.                   Florida
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UltraFlora Corporation, Inc.            Florida
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H&H Flowers, Inc.                       Florida                         La Fleurette
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